UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

ServiceTitan, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42434	26-0331862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

800 N. Brand Blvd.

Suite 100

Glendale, California 91203

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (855) 899-0970

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TTAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2024, ServiceTitan, Inc. (the “Company”) filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, and its amended and restated bylaws (the “Bylaws”) became effective, in connection with the closing of the initial public offering of shares of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”). As described in the final prospectus, dated December 11, 2024 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-283296), as amended, filed with the Securities and Exchange Commission on December 12, 2024, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and stockholders previously approved the amendment and restatement of these documents to be effective immediately prior to the closing of the Company’s initial public offering. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.

The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to (1) the Certificate of Incorporation filed as Exhibit 3.1 hereto and (2) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.

Item 8.01 Other Events.

On December 13, 2024, the Company completed its initial public offering of an aggregate of 8,800,000 shares of Class A Common Stock at a price to the public of $71.00 per share. The gross proceeds to the Company from the initial public offering were $624,800,000, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of ServiceTitan, Inc.

3.2	Amended and Restated Bylaws of ServiceTitan, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICETITAN, INC.

Date: December 13, 2024	By:	/s/ Ara Mahdessian
Ara Mahdessian
Chief Executive Officer